Exhibit10.29

PROMISSORY NOTE

June 6, 2008	$200,000

For value received, NaturalNano, Inc., having an office at 15 Schoen Place, Pittsford, NY 14534 (“Borrower”), hereby promises to pay to Ross B. Kenzie or order ("Lender"), at 6975 Sweetland Road, Derby, NY 14047 at such other place as Lender may specify from time to time, in lawful money of the United States, the principal amount of $200,000.

1. The outstanding principal balance of this Secured Promissory Note (this “Note”) shall not bear interest. Reference is made to that certain Warrant – Special C, issued by Borrower to Lender contemporaneously herewith (the “Warrant”). The parties acknowledge and agree that the Warrant is in lieu of interest that would have accrued from the date hereof until the Maturity Date (hereinafter defined).

2.        (a) The entire unpaid principal amount of this Note, together with all accrued but unpaid interest thereon, shall be due and payable on July 18, 2008 (the “Maturity Date”).

(b) Borrower covenants and agrees that the principal amount of this Note shall be used only to pay the following expenses of the Company: $95,000 – Salary and benefits; $30,000 – Operating costs; and $75,000 – Emerson build-out (the “Approved Disbursements”).

(c) If Borrower shall use the principal amount of this Note for any purpose other than to pay the Approved Disbursements, then the Maturity Date shall be accelerated and entire principal balance of this Note shall become due and payable on the date (which shall become the “Maturity Date” for all purposes) that any portion of the principal amount of this Note is not used to pay the Approved Disbursements.

3. This Note may be prepaid at any time, in whole or in part, without restriction, penalty or premium in Borrower’s sole and absolute discretion; provided, however, that prepayment shall in no way affect the Warrant or Lender’s rights in respect of or as provided in the Warrant.

4. Borrower hereby waives presentment, demand, notice of dishonor, protest, notice of protest and all other demands, protests and notices in connection with the execution, delivery, performance, collection and enforcement of this Note.

5. If Borrower shall fail to repay this Note in full on or before the Maturity Date, then until this Note is repaid in full, interest shall accrue on the outstanding principal balance of this Note, and be payable, from the Maturity Date until the date of repayment in full (together with all accrued but unpaid interest) at the rate of interest (the “Default Rate”) that is the lesser of (x) 18% per annum, or (y) the highest rate of interest permitted by law. Interest payable at the Default Rate may be paid in cash or, at the election of Borrower, in its sole discretion, in shares of the common stock of NaturalNano, Inc., par value $.001 per share (“Common Stock”). In such event, the number of shares of Common Stock to be issued shall be determined by dividing the amount of the interest payment by the daily volume weighted average price (“VWAP”) of the

Exhibit10.29

Common Stock for the 20 trading days immediately preceding (but not including) the day that is one trading day prior to the interest payment date. For purposes hereof, VWAP means the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the primary trading market on which the Common Stock is then listed or quoted as reported by Bloomberg Financial L.P. (based on a trading day from 9:30 a.m. EST to 4:02 p.m. Eastern Time) using the VAP function.

6. No failure on the part of Lender to exercise, and no delay in exercising, any right, remedy or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by Lender of any right, remedy or power hereunder preclude any other or future exercise thereof or the exercise of any other right, remedy or power.

7. Borrower shall not have the right to assign its rights or obligations hereunder or any interest herein (and any such attempted assignment shall be void), except with the prior written consent of Lender. No failure or delay of Lender in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. Neither this Note nor any provision hereof may be waived, amended or modified, nor shall any departure therefrom be consented to, except pursuant to a written agreement entered into between Borrower and Lender with respect to which such waiver, amendment, modification or consent is to apply.

8. Borrower hereby agrees to pay all reasonable costs and expenses incurred by Lender incidental to or in any way relating to Lender's enforcement of the obligations of Borrower under this Note or the Warrant or the protection of Lender's rights against Borrower under the Note or the Warrant, including, without limitation, reasonable attorneys' fees and expenses, whether or not litigation is commenced.

9.THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THAT STATE’S CONFLICT OF LAW PRINCIPLES.

10. All communications and notices hereunder shall be in writing and given as provided in the Warrant.

11. Borrower hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in that state, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Note or the Security Agreement, or for recognition or enforcement of any judgment, and Borrower hereby irrevocably and unconditionally agrees that, to the extent permitted by applicable law, all claims in respect of any such action or proceeding may be heard and determined in such New York State court or, to the extent permitted by applicable law, in such Federal court. Borrower, and by accepting this Note, Lender, agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Note shall affect any right that Lender may otherwise have to bring any action or proceeding relating to this Note against Borrower, or any of its property, in the courts of any jurisdiction.

Exhibit10.29

12. Borrower, and by accepting this Note, Lender, hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Note or the Warrant in any court referred to in the preceding paragraph hereof. Borrower, and by accepting this Note, Lender, hereby irrevocably waives, to the fullest extent permitted by applicable law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

13. Borrower, and by accepting this Note, Lender, irrevocably consents to service of process in the manner provided herein. Nothing herein will affect the right of Borrower to serve process in any other manner permitted by 1nw.

14. BORROWER, AND BY ACCEPTING THIS NOTE, LENDER, HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE. BORROWER (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF LENDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH LENDER WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER. AND (B) ACKNOWLEDGES THAT LENDER HAS BEEN INDUCED TO ACCEPT THIS NOTE AND ENTER INTO THE NOTE AND SECURITY AGREEMENT TO WHICH IT IS A PARTY BY, AMONG OTHER THINGS AGREED UPON, THE WAIVERS AND CERTIFICATIONS IN THIS PARAGRAPH.

Dated as of June 6, 2008	NATURALNANO, INC.

	By:	/s/ Kent A. Tapper
	Name:	Kent A. Tapper
	Title:	CFO